PC&J PERFORMANCE FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1997 and Independent
Auditor's Report

  PC&J PERFORMANCE FUND

  ANNUAL REVIEW
  ------------------------------------------------------------------------
  INTRODUCTION

  The PC&J Performance Fund is a registered investment company under the Investment Company Act of 1940. The enclosed 1997 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. Please give us a call if you have any questions.

  YEAR 2000 COMPLIANCE

  Year 2000 Compliance is an important issue facing the financial services industry. While the majority of our internal systems are in compliance, we are undertaking a review of all of our systems, and monitoring the progress of our suppliers to ensure the accuracy and safety of your investments. We do not anticipate any significant problems.

  MANAGEMENT REVIEW AND ANALYSIS

  One year ago the consensus forecast for the stock market was that 1997 would be a good year, a year where the returns would be around the long-term average of 10%; so much for the consensus. Nineteen ninety-seven provided a historic third consecutive year of a 20% +
  return.  We  also saw an increase in volatility, with any weakness soon
  followed by a strong recovery.   The average decline for the three months
  that had losses last year was 4.3%. The average gain for each of the three months immediately following the losing months was 5.3%.

  AVERAGE ANNUAL TOTAL RETURNS

                        1 Year    5 Years   10 Years
  Performance Fund      35.6%     18.1%     16.4%

  Lipper Gen'l Equity   24.4%     16.6%     15.3%

  S&P 500 Index         33.4%     20.3%     18.1%

  It was also a difficult year for most stock pickers to match or beat the indices. Except for a brief period in the third quarter, large stocks on average did better than small stocks. The S&P 500 Index (larger stocks) gained 33.4% compared to the 20.5% return of the Russell 2000 Index (smaller stocks).

  Our stock strategy does not concentrate on large or small stocks, but rather focuses on finding reasonably priced shares of companies with growing free cash flow. This strategy worked very well last year. The PC&J Performance Fund, net of all fees and expenses, returned 35.6% last year. This result ranked the Fund 16th out of 231 Capital Appreciation Funds that as a group averaged 20.4%, and handily beat the average equity fund's return of 24.4% measured by the Lipper General Equity Funds Composite.

  Jim Johnson, lead portfolio manager, attributed last year's success to a combination of factors: to the Fund's emphasis on the financial service, energy and consumer staple industries, to investing in a few special situations like Newpark Resources and America OnLine, and to sticking to our strategy even when the market was moving against us.

  We believe by focusing on companies with rising free cash flow, best explained as the extra cash left in the business after all re-investment activities have been funded, has led to more consistent returns over time. Our consistency is what has allowed us to build a track record with a 10-year compound return of 16.4%, exceeding the 15.3% return of the Lipper Composite and holding up well to the 18.1% return of the large-stock dominated S&P 500 Index.

  GROWTH OF $10,000 INVESTMENT

                  Performance  S&P 500      Lipper
        Year      Growth       Growth       Growth
        1987      10,000       10,000       10,000
        1988      11,260       11,680       11,230
        1989      15,010       15,359       13,925
        1990      14,140       14,868       13,048
        1991      18,432       19,402       17,693
        1992      19,906       20,896       19,268
        1993      22,753       23,007       21,676
        1994      22,935       23,306       21,308
        1995      28,150       32,046       27,934
        1996      33,727       39,410       33,373
        1997      45,734       52,573       41,516


  TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED
  ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE
  PERFORMANCE.  THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE
  WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF
  REDEMPTION.
  ------------------------------------------------------------------------

PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
-----------------------------------------------------------------------

                                    PERCENT   NUMBER OF      MARKET
                                    OF NET      SHARES       VALUE
SECURITY (Note A)                   ASSETS
-----------------------------------------------------------------------
COMMON STOCKS:
Capital goods & transportation:      6.0%
  Emerson Electric                             15,600     $    880,425
  General Electric Co.                         18,600        1,364,775
                                                          -------------
                                                             2,245,200
                                                          -------------

Consumer cyclical:                   4.8
  Disney (Walt) Co.                             8,000          792,000
  Four Seasons Hotels Inc.                     15,400          487,025
  K Mart Corp. <F1>                            45,000          517,500
                                                          -------------
                                                             1,796,525
                                                          -------------

Consumer staple:                    16.2
  American Home Products                       12,000          918,000
  Campbell Soup Co.                            17,200          999,750
  Clorox Company                               14,000        1,111,250
  Gillette Company                              8,800          883,850
  Merck & Co.                                  10,000        1,060,000
  Shared Medical Systems Corp.                 16,500        1,089,000
                                                          -------------
                                                             6,061,850
                                                          -------------

Energy:                             12.2
  Chevron Corp.                                10,200          785,400
  Cooper Cameron Corp. <F1>                    20,000        1,220,000
  Input/Output Inc. <F1>                       19,000          564,063
  Mobil Corp.                                  11,600          837,375
  Newpark Resources Inc. <F1>                  66,100        1,156,750
                                                          -------------
                                                             4,563,588
                                                          -------------

Financial services:                 22.2
  American Express Co.                         13,500        1,204,875
  Citicorp                                      6,200          783,912
  Fannie Mae                                   15,000          855,938
  Franklin Resources Inc.                      12,000        1,043,250
  Northern Trust Corp.                         20,900        1,457,775
  Norwest Corp.                                24,000          930,000
  Schwab (Charles) Corp.                       19,350          811,491
  SunAmerica Inc.                              28,350        1,211,962
                                                          -------------
                                                             8,299,203
                                                          -------------

<F1> NONINCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1997
-----------------------------------------------------------------------

                                    PERCENT   NUMBER OF      MARKET
SECURITY (Note A)                   OF NET      SHARES       VALUE
                                    ASSETS
-----------------------------------------------------------------------

Industrial commodities:              6.5%
  Aluminum Co. of America                      10,200     $    717,825
  Raychem Corp.                                14,000          602,875
  Sealed Air Corp. <F1>                        18,000        1,111,500
                                                          -------------
                                                             2,432,200
                                                          -------------

Technology:                         16.0
  Boeing Co.                                   18,200          890,663
  Cisco Systems Co. Inc. <F1>                  12,750          710,812
  Computer Associates International            24,750        1,311,750
  International Business Machines Inc.         11,200        1,171,800
  Microsoft Corp. <F1>                          6,500          840,125
  United Technologies Corp.                    14,800        1,077,625
                                                          -------------
                                                             6,002,775
                                                          -------------

Telecommunications:                  9.2
  America Online Inc. <F1>                     13,200        1,194,600
  Dynatech Corp. <F1>                          24,200        1,134,375
  Lucent Technologies                          14,192        1,133,586
                                                          -------------
                                                             3,462,561
                                   ------                 -------------
TOTAL COMMON STOCKS
  (Cost $19,890,417)                93.1                    34,863,902

SHORT-TERM OBLIGATIONS
  (Cost $2,598,671)                  6.9                     2,598,671
                                   ------                 -------------
TOTAL INVESTMENTS
  (Cost $22,489,088)               100.0%                 $ 37,462,573
                                  =======                 =============

<F1>NONINCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
     (Cost basis - $22,489,088) (Notes A & D)             $ 37,462,573

Receivables - Dividends and interest                            36,894
                                                          -------------
Total assets                                                37,499,467

LIABILITIES _ Accrued expenses (Note B)                        (46,925)
                                                          -------------
NET ASSETS                                                $ 37,452,542
                                                          =============


SHARES OUTSTANDING (Unlimited authorization - no par value):
     Beginning of year                                       1,356,577
     Net increase (Note C)                                      29,951
                                                          -------------
     End of year                                             1,386,528
                                                          =============


NET ASSET VALUE, offering price and redemption
     price per shares                                     $     27.01
                                                          =============


NET ASSETS CONSIST OF:
     Paid in capital                                      $ 22,479,057
     Net unrealized appreciation                            14,973,485
                                                          -------------
     Net Assets                                           $ 37,452,542
                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------

INVESTMENT INCOME (Note A):
     Dividends                                            $    329,522
     Interest                                                  119,573
                                                          -------------
Total investment income                                        449,095
                                                          -------------

EXPENSES (Note B):
     Investment advisory fee                                   325,779
     Management fee                                            162,890
                                                          -------------
Total expenses                                                 488,669
                                                          -------------

NET INVESTMENT LOSS                                            (39,574)
                                                          -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                        2,108,810
     Change in unrealized appreciation of investments        7,656,945
                                                          -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS              9,765,755
                                                          -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                $  9,726,181
                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------

                                              For The Years Ended
                                               December 31,
                                             1997               1996
                                         -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income(loss)         $    (39,574)    $     77,833
     Net realized gain on investments       2,108,810        2,249,448
     Change in unrealized appreciation      7,656,945        2,452,080
       of investments
                                         -------------    -------------
Net increase in net assets from             9,726,181        4,779,361
operations
                                         -------------    -------------

DIVIDENDS TO SHAREHOLDERS:
     Dividends from net investment                  0          (77,833)
       income
     Dividends from net realized gain      (2,108,810)      (2,249,448)
       on investments
                                         -------------    -------------
Net decrease in net assets from            (2,108,810)      (2,327,281)
dividends to shareholders

INCREASE IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)         1,197,179        2,237,215
                                         -------------    -------------
Total increase in net assets                8,814,550        4,689,295


NET ASSETS:
     Beginning of year                     28,637,992       23,948,697
                                         -------------    -------------
     End of year                         $ 37,452,542     $ 28,637,992
                                         =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.
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
PC&J PERFORMANCE FUND


NOTES TO FINANCIAL STATEMENTS
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A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  PC&J Performance Fund (the 'Fund') commenced operations on December 23, 1983, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital investment in common stocks. Current income is of secondary importance.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (1) Security Valuations - Investments in securities traded on a national securities exchange are valued at the last reported sales price; securities traded on the over-the-counter market are valued at the average of the closing bid and ask prices.

  (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

  (3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the first-in, first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

  The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one percent of the daily net assets of the Fund. Investment advisory fees were $325,779 for the year ended December 31, 1997.

  The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $162,890 for the year ended December 31, 1997.

  The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.
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                                Page 7

PC&J PERFORMANCE FUND


NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------

C.CAPITAL SHARE TRANSACTIONS          For the Year Ending       For the Year Ending
                                       December 31, 1997         December 31, 1996
                                    -------------------------------------------------

  Shares sold                        154,500   $ 3,905,965     128,018   $ 2,600,524
  Shares issued in reinvestment of
   dividends                          78,070     2,108,810     110,243     2,327,281
                                    ---------  ------------   ---------  ------------
                                     232,570     6,014,775     238,261     4,927,805
  Shares redeemed                   (202,619    (4,817,596)   (130,060)   (2,690,590)
                                    ---------  ------------   ---------  ------------
  Net increase                        29,951   $ 1,197,179     108,201   $ 2,237,215
                                    =========  ============   =========  ============

D. INVESTMENT TRANSACTIONS

  Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1997, aggregated $6,738,054 and $8,055,445, respectively.

  At December 31, 1997 gross unrealized appreciation on investments was $15,167,973 and gross unrealized depreciation on investments was $194,488 for net unrealized appreciation of $14,973,485 for financial reporting and federal income tax purposes.

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                                Page 8

PC&J PERFORMANCE FUND

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

Selected Data for Each Share          For The Years Ended December 31,
of Capital Stock Outstanding
Throughout the Year                1997     1996     1995     1994     1993
------------------------------------------------------------------------------

NET ASSET VALUE-BEGINNING OF YEAR  $21.11   $19.18   $17.68   $18.13   $17.90
                                   -------  -------  -------  -------  -------

Income from investment operations:
  Net investment income(loss)       (0.03)    0.06     0.03     0.06     0.08
  Net realized and unrealized
   gain on securities                7.54     3.73     3.99     0.08     2.47
                                   -------  -------  -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS     7.51     3.79     4.02     0.14     2.55
                                   -------  -------  -------  -------  -------

Less dividends:
  From net investment income        (0.00)   (0.06)   (0.03)   (0.06)   (0.08)
  From net realized gain
   on investments                   (1.61)   (1.80)   (2.49)   (0.53)   (2.24)
                                   -------  -------  -------  -------  -------
TOTAL DIVIDENDS                     (1.61)   (1.86)   (2.52)   (0.59)   (2.32)
                                   -------  -------  -------  -------  -------

NET ASSET VALUE-END OF YEAR        $27.01   $21.11   $19.18   $17.68   $18.13
                                   =======  =======  =======  =======  =======

TOTAL RETURN                        35.58%   19.80%   22.74%    0.77%   14.25%


RATIOS TO AVERAGE NET ASSETS
  Expenses                           1.50%    1.50%    1.50%    1.50%    1.52%
  Net investment income             (0.12%)   0.30%    0.13%    0.35%    0.45%

Portfolio turnover rate             22.44%   64.31%   76.71%   68.56%   63.28%

Average commissions per share <F1>  $0.10    $0.10

Net assets at end of year (000's)  $37,453  $28,638  $23,949  $19,753  $19,670

<F1> REPRESENTS THE DOLLAR AMOUNT OF COMMISSIONS PAID ON PORTFOLIO TRANSACTIONS
     DIVIDED BY THE TOTAL NUMBER OF SHARES PURCHASED AND SOLD FOR WHICH COMMISSIONS WERE CHARGED. DISCLOSURE IS NOT REQUIRED PRIOR TO 1996.

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                                Page 9

  INDEPENDENT AUDITORS' REPORT


  The Board of Trustees and Shareholders,
  PC&J Performance Fund:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Performance Fund as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Performance Fund at December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the respective stated years in conformity with generally accepted accounting principles.

  \S\ Deloitte & Touche LLP
  DELOITTE & TOUCHE LLP

  January 16, 1998
  Dayton, Ohio

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